12. Long Term Financial Assets	12 Months Ended
Dec. 31, 2018
Disclosure of financial assets [abstract]
Long Term Financial Assets

12.        Long term financial assets

As of January 1, 2018, the Group held preferred shares in Amphivena, which were previously recognized at amortized costs according to IAS 39. Due to the first-time adoption of IFRS 9 these shares are recognized at fair value through other comprehensive income. The initial recognition as of January 1, 2018 amounted to €7.3 million. As at December 5, 2018, following a reverse stock-split, the preferred shares were converted into 831,071 preferred shares at a conversion price of $3.59.

On December 27, 2017, the Group signed a note purchase agreement with Amphivena (the “2017 note purchase agreement”) pursuant to which Amphivena issued to the Group a convertible note with a principal amount of $0.35 million (the “2017 note”) and warrants to purchase 46,667 common shares of Amphivena with an exercise price of $0.01 per common share.

On June 22, 2018, the Group signed a second note purchase agreement with Amphivena (the “2018 note purchase agreement”) pursuant to which Amphivena issued to the Group a new convertible note with a principal amount of $1.0 million, and cancelled all warrants previously issued to the Group under the 2017 note purchase agreement. In December 2018, the principal amount of the convertible notes plus accrued interest totaling $1.4 million was converted at a conversion rate of $3.59 per share into 389,484 Class C preferred shares of Amphivena.

As at December 31, 2018 the Group holds 1,220,555 preferred shares in Amphivena with a fair value of €3.8 million. The Group recognized losses from the change in fair value of €4.7 million including €32 exchange rate losses in other comprehensive income (OCI). Interest gains of €13 and exchange rate gains of €39 related to the convertible notes were recognized in profit and loss.